UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

AMRIZE LTD
(Exact name of registrant as specified in its charter)

Switzerland	1-42542	98-1807904
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Grafenauweg 8	6300
6300 Zug, Switzerland (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 (0) 58 858 58 58

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.01	AMRZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events.

On June 18, 2025 (the “Settlement Date”), Amrize Ltd (“Amrize”) and Holcim Finance US LLC (the “Issuer”) completed their previously announced offers to exchange certain debt securities issued by subsidiaries of Holcim Ltd for new notes of a corresponding series issued by the Issuer and guaranteed by Amrize as summarized in the table below (the “Exchange Offers”). The results set forth in the table below reflect the principal amounts of each series of Original Notes (as defined below) that were validly tendered and not validly withdrawn at or prior to 11:59 p.m., New York City time, on June 16, 2025 (the “Expiration Date”) and subsequently accepted.

Existing notes to be exchanged (collectively, the “Original Notes” and each, a “series”)	Original Notes’ ISIN / CUSIP No.	Aggregate principal amount outstanding	Aggregate principal amount tendered prior to the Expiration Date	Aggregate principal amount tendered as a percentage of aggregate principal amount outstanding	Corresponding new notes to be issued in exchange (collectively, the “New Notes” and each, a “series”)	New Notes’ ISIN / CUSIP No.

4.200% Guaranteed Notes due 2033 (the “Original 2033 Notes”)	XS0939681408	$50,000,000	$50,000,000	100.00%	$50,000,000 4.200% Senior Notes due 2033 (the “New 2033 Notes”)	Rule 144A Notes: US43475RAF38/ 43475RAF3 Reg S Notes: USU4335PAF63/ U4335PAF6

7.125% Notes due 2036 (the “Original 2036 Notes”)	US505861AC85/505861AC8	$482,626,000	$444,696,000	92.14%	$444,530,000 7.125% Senior Notes due 2036 (the “New 2036 Notes”)	Rule 144A Notes: US43475RAG11/ 43475RAG1 Reg S Notes: USU4335PAG47/ U4335PAG4
6.875% Guaranteed Notes due 2039 (the “Original 2039 Notes”)	Rule 144A Notes: US43474TAB98/43474TAB9 Reg S Notes: XS0455643808	$250,000,000	$191,348,000	76.54%	$191,348,000 6.875% Senior Notes due 2039 (the “New 2039 Notes”)	Rule 144A Notes: US43475RAH93/ 43475RAH9 Reg S Notes: USU4335PAH20/ U4335PAH2

6.500% Guaranteed Notes due 2043 (the “Original 2043 Notes”)	Rule 144A Notes: US43475DAA54/43475DAA5 Reg S Notes: XS0970680111	$250,000,000	$238,925,000	95.57%	$238,925,000 6.500% Senior Notes due 2043 (the “New 2043 Notes”)	Rule 144A Notes: US43475RAJ59/ 43475RAJ5 Reg S Notes: USU4335PAJ85/ U4335PAJ8

4.750% Guaranteed Notes due 2046 (the “Original 2046 Notes”)	Rule 144A Notes: US50587KAB70/50587KAB7 Reg S Notes: XS1493854282	$590,000,000	$553,505,000	93.81%	$553,505,000 4.750% Senior Notes due 2046 (the “New 2046 Notes”)	Rule 144A Notes: US43475RAK23/ 43475RAK2 Reg S Notes: USU4335PAK58/ U4335PAK5

3.500% Guaranteed Notes due 2026 (the “Original 2026 Notes”)	Rule 144A Notes: US50587KAA97/50587KAA9 Reg S Notes: XS1493853987	$400,000,000	$325,866,000	81.47%	$325,866,000 3.500% Senior Notes due 2026 (the “New 2026 Notes”)	Rule 144A Notes: US43475RAL06/ 43475RAL0 Reg S Notes: USU4335PAL32/ U4335PAL3

In connection with the settlement of the Exchange Offers, on the Settlement Date, the Issuer issued the following New Notes in exchange for Original Notes of the corresponding series tendered and accepted by the Issuer:

(a)	$50,000,000 aggregate principal amount of the New 2033 Notes
(b)	$444,696,000 aggregate principal amount of the New 2036 Notes
(c)	$191,348,000 aggregate principal amount of the New 2039 Notes
(d)	$238,925,000 aggregate principal amount of the New 2043 Notes
(e)	$553,505,000 aggregate principal amount of the New 2046 Notes
(f)	$325,866,000 aggregate principal amount of the New 2026 Notes

The New Notes were issued under a base indenture as supplemented by a supplemental indenture, both entered into on the Settlement Date, by and among the Issuer, Amrize, Holcim Ltd and The Bank of New York Mellon Trust Company, N.A., as trustee.

Each series of New Notes will have the same interest rate, interest payment dates and maturity date as those of the corresponding series of Original Notes. Each series of New Notes will have substantially the same optional redemption provisions, other than optional redemption for tax reasons, as those of the corresponding series of Original Notes. However, the terms of the New Notes will differ from the terms of the corresponding Original Notes in certain other respects.

The Exchange Offers were conducted in connection with the spin-off of Holcim Ltd’s North American business as described in the Current Report on Form 8-K filed by Amrize on June 2, 2025. The foregoing summary of the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of: (i) the base indenture attached as Exhibit 4.2 hereto; (ii) the supplemental indenture attached as Exhibit 4.1 hereto; and (iii) the forms of the global notes attached as Exhibits 4.3 to 4.8, the terms of which are in each case incorporated herein by reference.

The Exchange Offers were made, and the New Notes were offered, solely to Eligible Holders on the terms and subject to the conditions set out in the Exchange Offer Memorandum. Subject to an amendment to the terms of the Exchange Offers described in the Current Report on Form 8-K filed by Amrize on June 3, 2025 with respect to the change to the CHF Cap and the corresponding USD Cap (each as defined in such Current Report on Form 8-K), the Exchange Offers set forth in the Exchange Offer Memorandum remained unchanged. Only holders of Original Notes who properly completed and returned an eligibility certification were authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offers.

“Eligible Holders” means (a) QIBs (as such term is defined in Rule 144A under the Securities Act), or (b) persons that are outside of the United States and that (i) are not U.S. persons (as such term is defined in Regulation S under the Securities Act) and (ii) are not (A) one (or both) of: (x) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”), (y) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (B) one (or both) of: (x) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”), (y) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA.

Registration Rights Agreement

On June 18, 2025, in connection with the completion of the Exchange Offers, Amrize, the Issuer and BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Santander US Capital Markets LLC, as dealer managers, entered into a registration rights agreement with respect to the New Notes (the “Registration Rights Agreement”).

In the Registration Rights Agreement, Amrize and the Issuer agreed that they will, following the completion of the spin-off, at their expense, for the benefit of the holders of New Notes, use their commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of New Notes for new notes unconditionally guaranteed on a senior unsecured basis by Amrize (the “RRA Notes”), which will have terms substantially identical in all material respects to the applicable series of the New Notes (except that the RRA Notes will not contain terms with respect to transfer restrictions and additional interest, will bear different CUSIP numbers than the New Notes, will not entitle their holders to registration rights and will be subject to terms relating to book-entry procedures and administrative terms relating to transfers that differ from those of the New Notes) and (ii) cause such exchange offer registration statement to be declared effective under the Securities Act by June 1, 2026. The Issuer and Amrize will not be required to file a registration statement under the Registration Rights Agreement for so long as Holcim Ltd is a guarantor of the New Notes (under the indenture, Holcim Ltd will be required to guarantee the New Notes if the spin-off has not occurred by July 15, 2025 and such guarantee will automatically terminate if the spin-off occurs prior to March 23, 2026). As soon as practicable after such exchange offer registration statement is declared effective, the Issuer will offer the RRA Notes in exchange for surrender of the New Notes.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.9 hereto, the terms of which are incorporated herein by reference.

The New Notes and the guarantees provided by Amrize for the New Notes have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or any state or foreign securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. There will be no public offer of securities in the United States. This Current Report on Form 8-K does not constitute an offer to purchase or a solicitation of an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation, purchase or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

4.1	Supplemental Indenture, dated June 18, 2025, by and among Holcim Finance US LLC, Amrize, Holcim Ltd and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Base Indenture, dated June 18, 2025, by and among Holcim Finance US LLC, Amrize, Holcim Ltd and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Form of 3.500% Senior Notes due 2026 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.4	Form of 4.200% Senior Notes due 2033 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.5	Form of 7.125% Senior Notes due 2036 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.6	Form of 6.875% Senior Notes due 2039 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.7	Form of 6.500% Senior Notes due 2043 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.8	Form of 4.750% Senior Notes due 2046 (included in Exhibit 4.1 of this Current Report on Form 8-K).
4.9
Registration Rights Agreement, dated June 18, 2025, by and among Holcim Finance US LLC, Amrize and BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Santander US Capital Markets LLC, as Dealer Managers.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMRIZE LTD

Date: June 18, 2025	By:	/s/ Samuel J. Poletti
Samuel J. Poletti
Authorized Person